united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-22549

Northern Lights Fund Trust II

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive Suite 110., Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

Crow Point Defined Risk Global Equity Income Fund

Class A Shares (Symbol: CGHAX)
Class I Shares (Symbol: CGHIX)

Annual Report
May 31, 2016

www.cppinvest.com
Investor Information: 1-855-754-7940

Distributed by Northern Lights Distributors, LLC
Member FINRA

This report is authorized for distribution only to shareholders and to others who have received a copy of the
Prospectus.

Dear Shareholders:

We are pleased to present you with a report for the Crow Point Defined Risk Global Equity Income Fund for the year ended May 31st, 2016. The Defined Risk Global Equity Income Fund Class A returned (7.84%) versus (9.86%), (5.42%), (17.63%) for the MSCI EAF, All Country World, Emerging Markets Indexes, respectively. The Class I shares exhibited similar performance. While we are an equities-based fund, we are managing Defined Risk Global Equity Income to be a fixed-income alternative and so the fund is managed to produce lower annualized volatility than other similar equity funds, and with a volatility profile closer to the Barclay’s Aggregate Bond Index. Market conditions in 2015 were difficult at best for almost all equity asset classes. In the last twelve months, no market was immune and, as can be seen from the MSCI Index performance referenced above, stock performance has been tepid across the globe. We are a global fund and therefore were not immune. During the last year market volatility, extreme at times, was driven by uncertainty about growth in China, fears of a currency war between emerging economies, a lengthy and pronounced plunge in oil prices, and dislocations in high yield credit markets, to name just a few factors. Much like last year, emerging market stocks suffered sharp declines and, in spite of the post-Brexit rally, many overseas markets remain under pressure.

Currently many warning signs remain for securities markets. As we write this we are a month removed from Brexit. While we think Brexit and its ramifications are an issue for markets, we are far more concerned by other factors. The Fed remains a factor. Too big of a factor in our view. Quantitative Easing and the liquidity the Fed has injected into markets is a distortion in our opinion that is likely to unwind in a manner not favorable to investors. Additionally, according to Bloomberg, the multiples being paid for targets in mergers is now at a 10-year high. We view this as an example of markets that are not grounded in sound fundamentals. The proportion of corporate buybacks to daily volume is abnormally high now, which can suggest that other buyers are on the sidelines waiting (a bullish sign), but to us means that current multiples have been propelled by an unsustainable force. If we had to, we would bet that reverses sharply. Default rates in the US are starting to rise sharply. Lastly, earnings, always the driver for a healthy market, have stagnated since the end of 2013, yet stocks are almost 20% higher. None of that makes us want to be aggressive with the portfolio.

While we are concerned about the global economic outlook and therefore continue to hedge the fund’s exposure, we do feel, as we did last year, that international markets remain a better source of value than US markets in general. At times early in 2016, the emerging markets were trading at valuation levels below those reached at the height of the 2008 financial crisis. US markets in the meantime continue to push into largely uncharted valuation territory, and we do believe that US markets are currently unhinged from the reality of the economic backdrop as we see it. Rallies on thin volume, as we have seen in 2016, with new highs being met as earnings decline, gives us pause.

We have trimmed our preferred stock positions slightly as we continue to watch events in Treasury markets closely, fully expecting an increase in rates by the Fed sometime soon, an event likely to have a negative impact on securities, like preferred stocks, sensitive to rate increases.

The underlying yield of the fund right now remains slightly less than 6% as it did last year. We again added to our exposure in emerging market stocks as those shares sold off, much as we did last year. Since the emerging market sector generates almost twice the yield as the rest of the world combined, it is obviously an important focus for us, and attractive opportunities there surface daily. Some of the emerging markets we are remain exposed to include Poland, Russia, Brazil, Turkey, Hungary, and China. Generally speaking, the fund is now allocated as follows: 56% US, 30% developed Europe, 14% emerging markets.

Thank you for being a shareholder of the Crow Point Defined Risk Global Equity Income Fund.

Sincerely,

Crow Point Partners.

*Past performance is no guarantee of future results. Investment return and principal value will vary. Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares. All performance figures for the Portfolio do not include any fees or expenses that are typically charged by the variable annuity separate account contracts. For performance information current to the most recent month-end, please call toll free 1-855-754-7940. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing. 1281-NLD-8/5/2016

Crow Point Defined Risk Global Equity Income Fund
Portfolio Review (Unaudited)
May 31, 2016

The Portfolio’s performance figures* for the periods ended May 31, 2016, as compared to its benchmarks:

			Inception -	Inception -
		Three Years	May 31, 2016**	May 31, 2016***
	One Year	(Annualized)	(Annualized)	(Annualized)
Crow Point Defined Risk Global Equity Income Fund - Class A	(7.84)%	(0.72)%	0.20%	N/A
Crow Point Defined Risk Global Equity Income Fund - Class A with Load	(9.95)%	(2.48)%	(1.13)%	N/A
Crow Point Defined Risk Global Equity Income Fund - Class I	(7.61)%	(0.47)%	N/A	(0.85)%
Barclays Capital U.S. Aggregate Bond Index ****	2.99%	2.91%	2.34%	2.38%
S&P 500 Total Return Index *****	1.72%	11.06%	15.64%	11.59%

*	The performance data quoted here represents past performance. The performance comparison includes reinvestment of all dividends and capital gains. Current performance may be lower or higher than the performance data quoted above. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Performance figures for periods greater than one year are annualized. The Fund’s total annual operating expenses, including indirect expenses, are 3.22% and 2.96% for Class A Shares and Class I Shares, respectively per the October 1, 2015, prospectus. The Fund’s front end sales load for Class A Shares is 2.25%. For performance information current to the most recent month-end, please call toll-free 1-855-754-7940.

**	Inception date is June 1, 2012

***	Inception date is April 10, 2013

****	The Barclays Capital U.S. Aggregate Bond Index provides a measure of the performance of the U.S. investment grade bonds market, which includes investment grade U.S. Government bonds, investment grade corporate bonds, mortgage pass-through securities, and asset-backed securities that are publicly offered for sale in the United States. The securities in the index must have at least 1 year remaining to maturity. In addition, the securities must be denominated in US dollars and must be fixed rate, nonconvertible, and taxable. Investors cannot invest directly in an index.

*****	The S&P 500 Total Return Index is an unmanaged market capitalization-weighted index which is comprised of 500 of the largest U.S. domiciled companies and includes the reinvestment of all dividends. Investors cannot invest directly in an index or benchmark.

Comparison of the Change in Value of a $10,000 Investment

Crow Point Defined Risk Global Equity Income Fund
Portfolio Review (Unaudited)(Continued)
May 31, 2016

Holdings by Asset Class	% of Net Assets
Common Stock	68.5%
Mutual Funds	13.1%
Preferred Stock	9.8%
Money Market Fund	3.7%
Exchange Traded Fund	3.0%
Purchased Put Options	0.8%
Bonds & Notes	0.5%
Cash & Cash Equivalents	0.6%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

Crow Point Defined Risk Global Equity Income Fund

PORTFOLIO OF INVESTMENTS

May 31, 2016

Shares		Value

	COMMON STOCK - 68.5%
	AEROSPACE/DEFENSE - 0.7%
347	Lockheed Martin Corp.	$81,972

	AGRICULTURE - 2.5%
1,501	Archer-Daniels-Midland Co.	64,198
1,594	Imperial Tobacco Group	87,246
1,509	Reynolds American, Inc.	74,997
1,433	Universal Corp.	78,385
		304,826
	AIRLINES - 1.1%
53,248	Air New Zealand Ltd.	81,002
1,350	Delta Air Lines, Inc.	58,671
		139,673
	AUTO MANUFACTURERS - 1.8%
5,002	Ford Motor Co.	67,477
7,360	Nissan Motor Co. Ltd.	74,669
881	Renault SA	82,759
		224,905
	AUTO PARTS & EQUIPMENT - 0.4%
1,260	Magna International, Inc.	51,191

	BANKS - 2.7%
134,683	Bank of China Ltd.	54,786
11,871	Bendigo & Adelaide Bank Ltd.	88,033
1,098	Capital One Financial Corp.	80,418
15,789	Kiatnakin Bank PCL ADR	18,370
2,786	Popular, Inc.	87,313
		328,920
	BIOTECHNOLOGY - 1.1%
381	Amgen, Inc.	60,179
852	Gilead Sciences, Inc.	74,175
		134,354
	BUILDING MATERIALS - 0.6%
29,757	CSR Ltd.	77,365

	CHEMICALS - 0.6%
835	LyondellBasell Industries NV	67,936

	COMMERCIAL SERVICES - 2.9%
885	Euronet Worldwide, Inc. *	70,632
821	Macquarie Infrastructure Co.	58,792
4,300	RR Donnelley & Sons Co.	70,047
5,700	Transcontinental, Inc. - Cl. A	85,030
3,679	Western Union Co.	71,557
		356,058
	COMPUTERS - 0.3%
1,623	Seagate Technology PLC	36,615

	DISTRIBUTION/WHOLESALE - 0.6%
5,596	ITOCHU Corp.	70,221

	DIVERSIFIED FINANCIAL SERVICES - 1.5%
5,565	Ellington Financial LLC	95,941
8,869	Intermediate Capital Group PLC	86,155
		182,096

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Shares		Value

	ELECTRIC - 7.9%
1,719	American Electric Power Co., Inc.	$111,271
85,093	AusNet Services	97,058
109,895	China Power International Development Ltd.	46,400
5,476	Cia Paranaense de Energia ADR	35,813
3,407	Exelon Corp.	116,758
2,600	Great Plains Energy, Inc.	75,868
11,299	Iberdrola SA	76,717
2,726	Korea Electric Power Corp. ADR	71,994
27,788	Redes Energeticas Nacionais	82,080
4,653	Spark Energy, Inc.	140,009
19,783	Terna Rete Elettrica Nazionale SpA	109,819
		963,787
	ELECTRONICS - 0.5%
6,066	LG Display Co. Ltd. ADR	66,119

	ENGINEERING & CONSTRUCTION - 0.7%
3,317	CIMIC Group Ltd.	89,841

	ENTERTAINMENT - 1.1%
50,685	Berjaya Sports Toto Bhd	37,443
5,109	International Game Technology PLC	96,867
		134,310
	FOOD - 1.2%
3,149	Arcs Co. Ltd.	75,992
2,726	Corbion NV	67,859
		143,851
	FOREST PRODUCTS & PAPER - 0.6%
4,057	UPM-Kymmene OYJ	78,128

	HEALTHCARE - SERVICES - 1.6%
652	Aetna, Inc.	73,826
27,293	Japara Healthcare Ltd.	54,751
4,178	NMC Health PLC	69,923
		198,500
	HOLDING COMPANIES - DIVERSIFIED - 0.5%
5,037	CK Hutchison Holdings Ltd.	58,485

	HOUSEWARES - 0.7%
1,186	Scotts Miracle-Gro Co.	82,427

	INSURANCE - 4.0%
852	Endurance Specialty Holdings Ltd.	57,868
3,052	Genworth MI Canada, Inc.	78,515
1,740	Liberty Holdings Ltd.	13,165
6,385	Phoenix Group Holdings	81,770
1,004	Prudential Financial, Inc.	79,567
1,310	Swiss Life Holding AG	117,760
32,423	UnipolSai SpA	64,895
		493,540
	INVESTMENT COMPANIES - 0.7%
4,473	Solar Capital Ltd.	82,348

	IRON/STEEL - 1.0%
13,700	Eregli Demir ve Celik Fabrikalari TAS	19,119
4,406	Labrador Iron Ore Royalty Corp.	39,712
2,646	Steel Dynamics, Inc.	65,330
		124,161

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Shares		Value

	LODGING - 0.7%
2,308	InterContinental Hotels Group PLC	$89,359

	MACHINERY - DIVERSIFIED - 0.6%
3,118	Briggs & Stratton Corp.	69,594

	MEDIA - 1.0%
162,777	Media Prima Bhd	55,590
2,295	Sinclair Broadcast Group, Inc.	72,591
		128,181
	METAL FABRICATE/HARDWARE - 0.5%
122,155	China Zhongwang Holdings Ltd.	57,395

	MINING - 0.4%
1,550	Rio Tinto PLC	43,817

	MISCELLANEOUS MANUFACTURING - 2.1%
2,235	FUJIFILM Holdings Corp.	90,738
2,585	General Electric Co.	78,145
787	Siemens AG	84,842
		253,725
	MULTI-NATIONAL - 0.5%
2,112	Banco Latinoamericano de Comercio Exterior SA	56,348

	OFFICE/BUSINESS EQUIPMENT - 0.5%
2,129	Canon, Inc.	61,668

	OIL & GAS - 3.5%
653	Chevron Corp.	65,953
945	Exxon Mobil Corp.	84,124
2,905	Lukoil ADR	111,755
3,011	OMV AG	84,009
1,428	Western Refining, Inc.	30,331
2,459	Woodside Petroleum Ltd.	48,794
		424,966
	OIL & GAS SERVICES - 0.6%
85,153	Sinopec Engineering Group Co. Ltd.	74,757

	PHARMACEUTICALS - 2.7%
928	Cardinal Health, Inc.	73,266
3,690	GlaxoSmithKline PLC	77,597
1,311	Novartis AG ADR	104,238
1,398	Teva Pharmaceutical Industries Ltd. ADR	72,514
		327,615
	REAL ESTATE - 0.9%
6,541	E-House China Holdings Ltd. ADR *	42,124
158,250	Soho China Ltd.	69,465
33	The RMR Group, Inc.	978
		112,567
	REITS - 3.6%
160,080	Champion REIT	83,869
3,381	Colony Capital, Inc.	61,940
3,402	Hospitality Properties Trust	87,091
1,536	Iron Mountain, Inc.	56,433
11,559	MFA Financial, Inc.	83,340
3,303	Starwood Property Trust, Inc.	68,108
		440,781

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Shares		Value

	RETAIL - 4.4%
1,904	Aoyama Trading Co. Ltd.	$67,994
2,249	Best Buy Co., Inc.	72,350
73,310	China Dongxiang Group Co.	12,457
699	CVS Caremark Corp.	67,419
884	Darden Resturants, Inc.	59,962
48,580	Debenhams PLC	52,282
23,568	Lookers PLC	51,345
980	Target Corp.	67,404
38,652	Wal-Mart de Mexico SAB de CV	90,119
		541,332
	SEMICONDUCTORS - 1.5%
2,313	Silicon Motion Technology Corp. ADR	102,813
3,028	Taiwan Semiconductor Manufacturing Co. Ltd. ADR	74,852
		177,665
	SOFTWARE - 1.5%
4,180	Micro Focus International PLC	99,155
1,519	Microsoft Corp.	80,507
		179,662
	TELECOMMUNICATIONS - 5.8%
2,459	AT&T, Inc.	96,270
1,324	Chunghwa Telecom Co. Ltd. ADR	44,897
2,784	Cisco Systems, Inc.	80,875
15,597	Frontier Communications Corp.	80,636
60,473	Spark New Zealand Ltd.	151,277
12,292	Telkom SA SOC Ltd.	45,285
9,868	Turk Telekomunikasyon AS	20,156
5,627	Turkcell Iletisim Hizmet ADR *	51,768
2,112	United States Cellular Corp. *	79,791
1,888	Vodafone Group PLC ADR	64,171
		715,126
	TRANSPORTATION - 0.4%
3,101	Nordic American Tankers Ltd.	47,662

	TOTAL COMMON STOCK (Cost - $8,421,450)	8,373,849

	PREFERRED STOCK - 9.8%
	BANKS - 3.0%
7,117	JPMorgan Chase & Co., 6.30%	190,451
6,330	Morgan Stanley, 6.625%	172,872
		363,323
	ELECTRIC - 0.6%
1,277	Entergy Arkansas, Inc., 4.90%	32,372
1,500	PPL Capital Funding, Inc., 5.90%	40,035
		72,407
	INSURANCE - 1.3%
5,990	Aspen Insurance Holdings Ltd., 7.25%	158,975

	REITS - 3.2%
2,712	AG Mortgage Investment Trust, Inc., 8.00%	65,359
2,227	Annaly Capital Management, Inc., 7.50%	56,120
2,652	Ashford Hospitality Trust, Inc., 8.45%	65,929
6,035	Newcastle Investment Corp., 9.75%	153,530
2,000	Public Storage, 5.125%	50,000
		390,938
	RETAIL - 0.3%
1,581	TravelCenters of America LLC, 8.00%	39,683

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Shares		Value

	TELECOMMUNICATIONS - 1.4%
6,645	Qwest Corp., 7.00%	$175,162

	TOTAL PREFERRED STOCK (Cost - $1,173,292)	1,200,488

	EXCHANGE TRADED FUND - 3.0%
17,000	Recon Capital NASDAQ-100 Covered Call ETF	370,430
	TOTAL EXCHANGE TRADED FUND (Cost - $380,394)

	MUTUAL FUNDS - 13.1%
	EQUITY FUNDS - 13.1%
192,656	Crow Point Alternative Income Fund - Class I #	1,604,826
	TOTAL MUTUAL FUNDS (Cost - $1,600,244)

Par Value

	BONDS & NOTES - 0.5%
	COMMERCIAL MBS - 0.1%
$5,286	Banc of America Funding 2006-2 Trust, 5.75%, 3/25/36	5,012
2,703	WaMu Mortgage Pass-Through Certificates Series 2003-S12 Trust, 4.75%, 11/25/18	2,756
10,201	Washington Mutual Mortgage Pass-Through Certificates WMALT Series 2006-7 Trust, 4.50%, 9/25/36 ~	5,544
		13,312
	HOME EQUITY - 0.3%
30,341	Countrywide Asset-Backed Certificates, 5.22%, 10/25/17 ~	30,290
11,225	RASC Series 2003-KS4 Trust, 3.87%, 5/25/33 ~	11,437
		41,727
	OTHER ABS - 0.1%
9,074	Equity One Mortgage Pass-Through Trust 2003-4, 5.87%, 10/25/34 ~	8,806

	TOTAL BONDS & NOTES (Cost - $60,963)	63,845

Contracts **

	PURCHASED PUT OPTIONS * - 0.8%
125	iShares MSCI EAFE ETF +
	Expiration June 2016, Exercise Price $55.00	1,000
290	iShares MSCI EAFE ETF +
	Expiration July 2016, Exercise Price $57.00	33,640
110	iShares MSCI Emerging Markets ETF +
	Expiration June 2016, Exercise Price $33.00	5,610
198	iShares MSCI Emerging Markets ETF +
	Expiration July 2016, Exercise Price $33.00	19,404
30	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise Price $202.00	1,500
203	SPDR S&P 500 ETF Trust +
	Expiration July 2016, Exercise Price $204.00	42,630
	TOTAL PURCHASED PUT OPTIONS (Cost - $198,482)	103,784

Shares	SHORT-TERM INVESTMENTS - 3.7%
	MONEY MARKET FUND - 3.7%
454,502	Fidelity Institutional Money Market Funds -
	Prime Money Market Portfolio, 0.10% (Cost - $454,502)	454,502

	TOTAL INVESTMENTS - 99.4% (Cost - $12,289,327) (a)	$12,171,724
	OTHER ASSETS LESS LIABILITIES - NET - 0.6%	66,778
	NET ASSETS - 100.0%	$12,238,502

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including options written, is $12,242,407 and differs from fair value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$425,501
Unrealized depreciation	(528,493)
Net unrealized depreciation	$(102,992)

*	Non-income producing security.

#	Affiliated Investment Company

~	Floating rate security - Interest rate shown reflects the rate currently in effect.

**	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

+	All or portion of this security is pledged as collateral for options written. Total value of pledged securities at May 31, 2016 is $102,284.

ABS - Asset Backed Security

ADR - American Depositary Receipt

EAFE - Europe, Australasia, Far East

ETF - Exchange Traded Fund

MBS - Mortgage Backed Security

MSCI - Morgan Stanley Capital International

REIT - Real Estate Investment Trust

SPDR - Standard & Poor’s Depositary Receipts

Contracts **		Value

	WRITTEN PUT OPTIONS * - 0.3%
85	iShares MSCI EAFE ETF
	Expiration June 2016, Exercise Price $51.00	$595
211	iShares MSCI EAFE ETF
	Expiration July 2016, Exercise Price $53.00	7,174
55	iShares MSCI Emerging Markets ETF
	Expiration June 2016, Exercise Price $31.00	550
138	iShares MSCI Emerging Markets ETF
	Expiration July 2016, Exercise Price $31.00	5,244
90	SPDR S&P 500 ETF Trust
	Expiration June 2016, Exercise Price $193.00	990
193	SPDR S&P 500 ETF Trust
	Expiration July 2016, Exercise Price $196.00	17,756
	TOTAL WRITTEN PUT OPTIONS (Premiums received - $90,754) (a)	$32,309

*	Non-income producing security.

**	Each option contract allows the holder of the option to purchase and sell 100 shares of the underlying security.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statement of Assets and Liabilities
May 31, 2016

ASSETS
Investment securities:
Unaffiliated Securities at Cost	$10,689,083
Affiliated Securities at Cost	1,600,244
Total Securities at Cost	12,289,327
Unaffiliated Securities at Value	$10,566,898
Affiliated Securities at Value	1,604,826
Total Securities at Value	12,171,724
Cash at broker	3,433
Foreign currency, at value (Cost $42,681)	37,076
Dividends and interest receivable	51,663
Receivable due from advisor	49,072
Prepaid expenses and other assets	29,140
TOTAL ASSETS	12,342,108

LIABILITIES
Payable for Fund shares repurchased	13,171
Options written, at value (Premiums received $90,754)	32,309
Distribution (12b-1) fees payable	2,433
Payable to related parties	6,567
Accrued expenses and other liabilities	49,126
TOTAL LIABILITIES	103,606
NET ASSETS	$12,238,502

NET ASSETS CONSIST OF:
Paid in capital	$13,891,290
Accumulated net investment loss	(38,318)
Accumulated net realized loss from security transactions, options contracts, forward foreign currency exchange contracts and foreign currency transactions	(1,550,015)
Net unrealized depreciation of investments, options contracts and foreign currency translations	(64,455)
NET ASSETS	$12,238,502

NET ASSET VALUE PER SHARE:
Class A Shares:
Net Assets	$11,133,169
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	1,358,210
Net asset value (Net Assets ÷ Shares Outstanding) and redemption price per share (a)	$8.20
Maximum offering price per share (maximum sales charge of 2.25%)	$8.39

Class I Shares:
Net Assets	$1,105,333
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	133,875
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (a)	$8.26

(a)	Redemptions made within 60 days of purchase may be assessed a redemption fee of 1.00%.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statement of Operations
For the Year Ended May 31, 2016

INVESTMENT INCOME
Interest	$1,624
Dividends	461,198
Less: Foreign withholding taxes	(45,115)
TOTAL INVESTMENT INCOME	417,707

EXPENSES
Investment advisory fees	67,283
Custodian fees	57,600
Administrative services fees	43,360
Legal fees	35,158
Accounting services fees	29,240
Registration fees	24,352
Transfer agent fees	23,700
Shareholder reporting expenses	16,968
Audit fees	15,043
Compliance officer fees	13,037
Trustees fees and expenses	11,631
Distribution (12b-1) fees: Class A	7,510
Interest expense	3,284
Other expenses	3,142
TOTAL EXPENSES	351,308
Less: Fees waived and expenses reimbursed by Advisor	(264,268)
NET EXPENSES	87,040

NET INVESTMENT INCOME	330,667

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Unaffiliated investments	(189,781)
Affiliated investments	244
Options written	62,195
Options purchased	(177)
Forward foreign currency contracts	(93,374)
Foreign currency transactions	(327,578)
(548,471)
Net change in unrealized appreciation (depreciation) of:
Unaffiliated investments	(623,562)
Affiliated investments	4,582
Options written	9,556
Options purchased	(12,323)
Foreign currency translations	(7,618)
(629,365)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS	(1,177,836)

NET DECREASE IN NET ASSETS	$(847,169)

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Statement of Changes in Net Assets

	Year Ended	Year Ended
	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment income	$330,667	$691,085
Net realized loss from investments, options, forward foreign currency contracts and foreign currency transactions	(548,471)	(663,952)
Net change in unrealized appreciation (depreciation) on investments, options and foreign currency translations	(629,365)	(180,087)
Net decrease in net assets resulting from operations	(847,169)	(152,954)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Class A	(57,325)	(303,679)
Class I	(187,682)	(313,744)
Return of Capital:
Class A	(165,466)	(17,894)
Class I	(276,383)	(14,347)
Net decrease in net assets resulting from distributions to shareholders	(686,856)	(649,664)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Class A	11,093,129	1,846,054
Class I	3,628,754	6,293,917
Net asset value of shares issued in reinvestment of distributions:
Class A	198,880	223,518
Class I	328,035	233,084
Redemption fee proceeds:
Class A	6,574	11
Class I	1,193	8
Payments for shares redeemed:
Class A	(3,468,242)	(5,686,629)
Class I	(8,077,938)	(2,512,494)
Net increase in net assets from shares of beneficial interest	3,710,385	397,469

TOTAL INCREASE (DECREASE) IN NET ASSETS	2,176,360	(405,149)

NET ASSETS
Beginning of Year	10,062,142	10,467,291
End of Year*	$12,238,502	$10,062,142
*Includes accumulated net investment income (loss) of:	$(38,318)	$21,682

SHARE ACTIVITY
Class A:
Shares Sold	1,330,497	178,279
Shares Reinvested	23,682	22,484
Shares Redeemed	(387,092)	(576,375)
Net increase (decrease) in shares of beneficial interest outstanding	967,087	(375,612)

Class I:
Shares Sold	403,562	614,812
Shares Reinvested	37,957	23,361
Shares Redeemed	(936,335)	(251,890)
Net increase (decrease) in shares of beneficial interest outstanding	(494,816)	386,283

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class A
	Year Ended		Year Ended		Year Ended		Period Ended
	May 31, 2016		May 31, 2015		May 31, 2014		May 31, 2013 (1)

Net asset value, beginning of period	$9.81		$10.35		$10.16		$10.00
Activity from investment operations:
Net investment income (2)	0.39		0.53		0.43		0.34
Net realized and unrealized gain (loss) on investments	(1.18)		(0.56)		0.20		(0.03)
Total from investment operations	(0.79)		(0.03)		0.63		0.31
Less distributions from:
Net investment income	(0.27)		(0.48)		(0.44)		(0.14)
Net realized gains	—		—		(0.00	) (3)	(0.01)
Return of Capital	(0.57)		(0.03)		—		—
Total distributions	(0.84)		(0.51)		(0.44)		(0.15)
Paid-in-Capital From Redemption Fees	0.02		0.00	(3)	0.00	(3)	0.00	(3)
Net asset value, end of period	$8.20		$9.81		$10.35		$10.16
Total return (4)	(7.84)%		(0.24)%		6.42%		3.03	% (5)
Net assets, at end of period (000s)	$11,133		$3,839		$7,937		$5,728
Ratio of gross expenses to average net assets (6)	4.14	% (8)	3.21%		3.68%		4.99	% (7,8)
Ratio of net expenses to average net assets	1.29	% (10)	1.25	% (9)	1.13	% (9)	1.26	% (7, 10)
Ratio of net investment income to average net assets	4.53%		5.30%		4.18%		3.37	% (7)
Portfolio Turnover Rate	160%		113%		95%		160	% (5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class A shares commenced operations on June 1, 2012.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return shown exclude the effect of applicable sales loads/redemption fees. Total returns are historical in nature and assume changes in share price, reinvestment of dividend and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.98% for the year ended May 31, 2013 and 4.10% for the year ended May 31, 2016.

(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.25% for the years ended May 31, 2014 and 1.30% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.25% for the years ended May 31, 2013 and May 31, 2016.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Financial Highlights

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period Presented

	Class I
	Year Ended		Year Ended		Year Ended		Period Ended
	May 31, 2016		May 31, 2015		May 31, 2014		May 31, 2013 (1)

Net asset value, beginning of period	$9.90		$10.44		$10.17		$10.30
Activity from investment operations:
Net investment income (2)	0.38		0.56		0.46		0.08
Net realized and unrealized gain (loss) on investments	(1.14)		(0.56)		0.20		(0.21)
Total from investment operations	(0.76)		0.00		0.66		(0.13)
Less distributions from:
Net investment income	(0.29)		(0.52)		(0.39)		—
Net realized gains	—		—		(0.00	) (3)	—
Return of Capital	(0.59)		(0.02)		—		—
Total distributions	(0.88)		(0.54)		(0.39)		—
Paid-in-Capital From Redemption Fees	0.00	(3)	0.00	(3)	0.00	(3)	—
Net asset value, end of period	$8.26		$9.90		$10.44		$10.17
Total return (4)	(7.61)%		0.06%		6.65%		(1.26	)% (5)
Net assets, at end of period (000s)	$1,105		$6,223		$2,531		$165
Ratio of gross expenses to average net assets (6)	4.88	% (8)	2.95%		3.38%		4.12	% (7,8)
Ratio of net expenses to average net assets	1.04	% (10)	1.00	% (9)	0.88	% (9)	1.03	% (7, 10)
Ratio of net investment income to average net assets	4.19%		5.55%		4.50%		5.05	% (7)
Portfolio Turnover Rate	160%		113%		95%		160	% (5)

(1)	The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) Class I shares commenced operations on April 10, 2013.

(2)	Per share amounts calculated using the average shares method, which more appropriately presents the per share data for the period.

(3)	Amount represents less than $0.01 per share.

(4)	Total returns are historical in nature and assume changes in share price, reinvestment of dividends and capital gain distributions, if any.

(5)	Not Annualized.

(6)	Represents the ratio of expenses to average net assets absent fee waivers and/or expense reimbursements by the Advisor.

(7)	Annualized.

(8)	Includes interest expense. Excluding interest expense, the ratio of gross expenses to average net assets would have been 4.09% for the year ended May 31, 2013 and 4.84% for the year ended May 31, 2016.

(9)	Includes commission recapture. Excluding commission recapture, the ratio of net expenses to average net assets would have been 1.00% for the years ended May 31, 2014 and 1.04% for the year ended May 31, 2015.

(10)	Includes interest expense. Excluding interest expense, the ratio of net expenses to average net assets would have been 1.00% for the years ended May 31, 2013 and May 31, 2016.

See accompanying notes to financial statements.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements
May 31, 2016

1.	ORGANIZATION

The Crow Point Defined Risk Global Equity Income Fund (formerly known as Crow Point Hedged Global Equity Income Fund) (the “Fund”), is a series of shares of beneficial interest of the Northern Lights Fund Trust II (the “Trust”), a trust organized under the laws of the State of Delaware on August 26, 2010, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company. The investment objective of the Fund is to seek income with long-term growth of capital.

The Fund currently offers Class A Shares and Class I Shares. The Class A Shares commenced operations on June 1, 2012 and Class I Shares commenced operations on April 10, 2013. Class A Shares are offered at net asset value plus a maximum sales charge of 2.25%. Each class represents an interest in the same assets of the Fund and classes are identical except for differences in their sales charge structures and ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Fund’s income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The Fund follows the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

Security Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term investments that mature in 60 days or less may be valued at amortized cost, provided such valuations represent fair value. Forward foreign currency exchange contracts (‘forward contracts”) are valued at the forward rate. Investments values in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees (the “Board”) based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities. Investments in open-end investment companies are valued at net asset value.

The Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process. As noted above, the fair value team is composed of one or more officers from each of the (i) Trust, (ii) administrator, and (iii) adviser. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to a Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the adviser based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the adviser is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2016 for the Fund’s investments measured at fair value:

Assets*	Level 1	Level 2	Level 3	Total
Common Stock	$8,373,849	$—	$—	$8,373,849
Preferred Stock	1,200,488	—	—	1,200,488
Exchange Traded Fund	370,430			370,430
Mutual Funds - Equity	1,604,826	—	—	1,604,826
Bonds & Notes	—	63,845	—	63,845
Purchased Put Options	103,784	—	—	103,784
Money Market Fund	454,502	—	—	454,502
Total	$12,107,879	$63,845	$—	$12,171,724

Liabilities*	Level 1	Level 2	Level 3	Total
Written Put Options	$32,309	$—	$—	$32,309
Total	$32,309	$—	$—	$32,309

The Fund did not hold any Level 3 securities during the year. There were no transfers into or out of Level 1 & Level 2 during the period. It is the Fund’s policy to recognize transfers into or out of Level 1 & Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classification.

Valuation of Fund of Funds – The Fund may invest in portfolios of open-end or closed-end investment companies. Open-end funds are valued at their respective net asset values as reported by such investment companies. Open-end funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value by the methods established by the Boards of the underlying funds. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. A Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Foreign Currency Translations – The accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency, and income receipts and expense payments, are translated into U.S. dollars using the prevailing exchange rate at the London market close. Purchases and sales of securities are translated into U.S. dollars at the contractual currency rates established at the approximate time of the trade.

Net realized gains and losses on foreign currency transactions represent net gains and losses from currency realized between the trade and settlement dates on securities transactions and the difference between income accrued versus income received. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

Forward Currency Contracts – As foreign securities are purchased, a Fund generally enters into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks. The market value of the contract fluctuates with changes in currency exchange rates. The contract is marked-to-market daily and the change in market value is recorded by a Fund as an unrealized gain or loss. As foreign securities are sold, a portion of the contract is generally closed and the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. A Fund may also enter into forward currency contracts as an investment strategy consistent with that Fund’s investment objective. For the year ended May 31, 2016, the Fund’s net realized loss of $93,374 on forward foreign currency contracts is included in the line item marked “Net realized loss from forward foreign currency contracts” in this shareholder report and serves as an indicator of the volume of derivative activity for the Fund.

Options – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may purchase or sell options to help hedge against this risk.

A Fund may write call options only if it (i) owns an offsetting position in the underlying security or (ii) has an absolute or immediate right to acquire that security without additional cash consideration or exchange of other securities held in its portfolio. When a Fund writes an option, there is no taxable event and an amount equal to the premium received is recorded by the Fund as a liability. The liability is thereafter valued to reflect the current value of the option. If the option is not exercised and expires, or if the Fund effects a closing purchase transaction, the Fund realizes a gain (or loss in the case of a closing purchase transaction where the cost to close the transaction exceeds the original premium received), and the liability related to the option is extinguished. Any such gain or loss generally is a short-term capital gain or loss for federal income tax purposes. If a call option that a Fund has written on any equity security is exercised, the Fund realizes a capital gain or loss (long-term or short-term, depending on the holding period of the underlying security) from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. If a put option that the Fund has written on an equity security is exercised, the amount of the premium originally received reduces the cost of the security that the Fund purchases upon exercise of the option. When a Fund writes a put option, the Fund must deposit cash or liquid securities into a segregated account equal to the put option’s exercise value (number of shares times strike price).

A Fund may purchase put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Fund’s portfolio. If such a decline occurs, the put options will permit the Fund to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Fund, the benefits realized by the Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities.

Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

The following is a summary of the location of derivative investments on the Fund’s Statement of Assets and Liabilities as of May 31, 2016:

Contract Type/Primary Risk	Asset Derivatives		Liability Derivatives
Exposure	Balance Sheet Location	Fair Value	Balance Sheet Location	Fair Value
Equity Contracts	Investment securities at value	$103,784	Options Written, at value	$32,309

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

The following is a summary of the location of derivative investments on the Fund’s Statement of Operations as of May 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Equity Contracts	Net realized gain (loss) on options written
Net change in unrealized appreciation/depreciation from options written
Net realized gain (loss) on options purchased
Net change in unrealized appreciation/depreciation on options purchased
Net realized gain (loss) on forward foreign currency exchange contracts and currency transactions
Net change in unrealized appreciation/depreciation on forward foreign currency exchange contracts and currency transactions

The following is a summary of the Funds realized gain (loss) on derivative investments recognized in the Statement of Operations categorized by primary risk exposure for the year ended May 31, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

Derivative Investment Type	Equity Risk	Currency Risk
Options Purchased	$(177)	$—
Options Written	62,195	—
Forward foreign currency contracts		(93,374)

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

Derivative Investment Type	Equity Risk
Options Purchased	$(12,323)
Options Written	9,556

The number of option contracts written and the premiums received by the Fund during the year ended May 31, 2016 were as follows:

	Options Written
	Contracts	Premium
Outstanding at May 31, 2015	(497)	$(127,441)
Options purchased/written	(2,458)	(505,186)
Options expired	410	95,366
Options closed	1,773	446,507
Outstanding at May 31, 2016	(772)	$(90,754)

The value of the derivative instruments outstanding as of May 31, 2016 as disclosed in the Portfolio of Investments and the amounts realized and changes in unrealized gains and losses on derivative instruments during the period as disclosed above and within the Statement of Operations serve as indicators of the volume of derivative activity for the Fund.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

Concentration of Risk – Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investments in the United States. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region. These conditions could cause the securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

The risk in writing a call option is that the Fund may forgo the opportunity of profit if the market value of the underlying security increases and the option is exercised, although any potential loss is reduced by the amount of option premium received. The risk in writing a put option is that the Fund may be called on to pay the exercise price of the option for a security that has decreased (potentially to zero) in market price, although any potential loss is reduced by the amount of option premium received. Generally, option transactions also involve risks concerning liquidity of the options market. An illiquid market for an option may limit the Fund’s ability to write options or enter closing transactions. As the options written by the Fund are traded on a national exchange, counterparty and credit risk are limited to the failure of the exchange on which the options are traded.

Security Transactions and Investment Income – Investment security transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Purchase discounts and premiums on securities are accreted and amortized over the life of the respective securities.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Federal Income Taxes – The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute all of its taxable income, if any, to shareholders. Accordingly, no provision for Federal income taxes is required in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s 2013 to 2015, or expected to be taken in the Fund’s 2016 tax returns. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska State and foreign jurisdictions where the Fund may make significant investments. However, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions to Shareholders – Distributions from net investment income, if any, are declared and paid quarterly. The Fund will declare and pay net realized capital gains, if any, annually. Dividends to shareholders from net investment income and distributions from net realized gains are recorded on ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset value per share of the Fund.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	ADVISORY FEE AND OTHER TRANSACTIONS WITH RELATED PARTIES

Advisory Fees – Crow Point Partners, LLC serves as the Fund’s Investment Adviser (the “Adviser”). Pursuant to an Investment Advisory Agreement with the Fund, the Adviser, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. Under the terms of the Advisory Agreement, the Adviser receives monthly fees calculated at an annual rate of 0.88% of the average daily net assets of the Fund. For the year ended May 31, 2016, the Adviser earned advisory fees of $67,283.

The Adviser has contractually agreed, at least until September 30, 2017, to waive all or part of its management fees and/or make payments to limit Fund expenses (exclusive of any front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, dividend expense on securities sold short, acquired fund fees and expenses, or extraordinary expenses such as litigation) so that the total annual operating expenses of the Fund do not exceed 1.25% and 1.00% of the Fund’s average daily net assets for Class A shares and Class I shares, respectively.

If the Adviser waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s Operating Expenses are subsequently less than 1.25% and 1.00% of average daily net assets attributable to Class A shares and Class I shares, respectively, the Adviser shall be entitled to reimbursement by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 1.25% and 1.00% of average daily net assets for Class A shares and Class I shares, respectively. If Fund Operating Expenses attributable to Class A shares and Class I shares, subsequently exceed 1.25% and 1.00%, respectively, per annum of the average daily net assets, the reimbursements shall be suspended. During the year ended May 31, 2016, the Adviser has waived/reimbursed $264,268 in expenses to the Fund.

As of May 31, 2016, the Advisor has $712,547 of waived expenses that may be recovered by the following dates:

May 31, 2017	May 31, 2018	May 31, 2019	Total
$204,358	$243,921	$264,268	$712,547

The Adviser may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time.

Distributor – The Board has adopted the Trust’s Master Distribution and Shareholder Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.25% of its average daily net assets for Class A shares and is paid to Northern Lights Distributors, LLC (the “Distributor”), an affiliate of GFS, to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended May 31, 2016, pursuant to the Plan, Class A shares incurred $7,510 in distribution fees.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A and Class I shares. For the year ended May 31, 2016, the Distributor received $241 in underwriting commissions for sales of Class A shares, of which $26 was retained by the principal underwriter or other affiliated broker-dealers.

In addition, certain affiliates of the Distributor provide services to the Fund as follows:

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

Gemini Fund Services, LLC (“GFS”) – GFS, an affiliate of the Distributor, provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Northern Lights Compliance Services, LLC (“NLCS”) – NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”) – Blu Giant, an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Fund.

4.	INVESTMENT TRANSACTIONS

The cost of purchases and proceeds from the sale of securities, other than short-term securities, for the year ended May 31, 2016 amounted to $14,581,113 and $11,602,469, respectively.

5.	INVESTMENTS IN AFFILIATED COMPANY

An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. A company which is an affiliate of the Fund at May 31, 2016, is noted in the Fund’s Portfolio of Investments. Crow Point Alternative Income Fund is a mutual fund which is considered an affiliate because it is under the control of the same investment advisor.

Transactions during the period with a company that is an affiliate are as follows:

				Dividends		Change in
	Value- Beginning			Credited to	Realized	Unrealized	Value - End of
Description	of Period	Purchases	Sales Proceeds	Income	Gain/Loss	Gain/Loss	Period
Crow Point Alternative Income Fund	$—	$1,800,000	$200,000	$—	$244	$4,582	$1,604,826

Shares-
	Beginning of			Shares - End
	Period	Purchases	Sales Proceeds	of Period
Crow Point Alternative Income Fund	—	216,694	24,038	192,656

6.	CONTROL OWNERSHIP

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a Fund creates presumption of control of the Fund, under Section 2(a)(9) of the 1940 Act. As of May 31, 2016, Charles Schwab & Co and NFS LLC held approximately 31.5% and 38.6% of the voting securities of Crow Point Defined Risk Global Equity Class I, respectively. The Trust has no knowledge as to whether all or any portion of the shares owned of record by Charles Schwab & Co and NFS LLC are also owned beneficially.

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

7.	REDEMPTION FEES

The Fund may assess a short-term redemption fee of 1.00% of the total redemption amount if a shareholder sells their shares after holding them for less than 60 days. The redemption fee is paid directly to the Fund in which the short-term redemption fee occurs. For the year ended May 31, 2016, the Class A and Class I assessed $6,574 and $1,193 in redemption fees, respectively.

8.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions paid during the fiscal years ended May 31, 2016 and May 31, 2015 was as follows:

	Fiscal Year Ended	Fiscal Year Ended
	May 31, 2016	May 31, 2015
Ordinary Income	$245,007	$617,423
Long-Term Capital Gain	—	—
Return of Capital	441,849	32,241
	$686,856	$649,664

As of May 31, 2016, the components of accumulated earnings/ (deficit) on a tax basis were as follows:

Post October Loss	Capital Loss	Other	Unrealized	Total
and	Carry	Book/Tax	Appreciation/	Accumulated
Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
$(261,886)	$(1,263,853)	$(18,760)	$(108,289)	$(1,652,788)

The difference between book basis and tax basis undistributed net investment income (loss), accumulated net realized loss, and unrealized depreciation from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, mark-to-market on passive foreign investment companies, and adjustments for corporations, partnerships and real estate investment trusts. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles. The unrealized depreciation in the table above includes unrealized foreign currency losses of $5,297.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses $53,441.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $208,445.

At May 31, 2016, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-
Non-Expiring	Expiring
Short-Term	Long-Term	Total
$1,263,853	$—	$1,263,853

Crow Point Defined Risk Global Equity Income Fund
Notes to Financial Statements (Continued)
May 31, 2016

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses) and non-deductible expenses, and adjustments for passive foreign investment companies, real estate investment trusts, partnerships and corporations return of capital distributions, resulted in reclassifications for the year ended May 31, 2016 as follows:

Paid	Undistributed	Accumulated
In	Net Investment	Net Realized
Capital	Income (Loss)	Gains (Loss)
$(951)	$(145,660)	$146,611

9.	NEW ACCOUNTING PRONOUNCEMENT

In May 2015, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) 2015-07, “Disclosures for Investments in Certain Entities That Calculate Net Asset Value per Share (or Its Equivalent)”, modifying ASC 946 “Financial Services – Investment Companies”. Under the modifications, investments in affiliated and private investment funds valued at Net Asset Value are no longer included in the fair value hierarchy disclosed in Footnote 2. ASU 2015-07 is effective for fiscal years beginning on or after December 15, 2015, and interim periods within those annual periods. Early application is permitted. Management is currently evaluating the implications of ASU 2015-07 and its impact on financial statement disclosures.

10.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees
Northern Lights Fund Trust II and
Shareholders of
Crow Point Defined Risk Global Equity Fund

We have audited the accompanying statement of assets and liabilities of Crow Point Defined Risk Global Equity Income Fund, a series of Northern Lights Fund Trust II (the “Trust”), including the portfolio of investments, as of May 31, 2016, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period June 1, 2012 (commencement of operations) through May 31, 2013. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit includes consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2016, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Crow Point Defined Risk Global Equity Income Fund as of May 31, 2016, the results of its operations, the changes in its net assets and its financial highlights for the periods referred to above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
July 28, 2016

Crow Point Defined Risk Global Equity Income Fund
Expense Example (Unaudited)
May 31, 2016

As a shareholder of the Fund you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases of Class A shares; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note, the expenses shown in the tables are meant to highlight ongoing costs only and do not reflect any transactional costs.

This example is based on an investment of $1,000 invested for the period of time as indicated in the table below.

Actual Expenses: The first line of the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during the period.

Hypothetical Examples for Comparison Purposes: The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs which may be applicable to your account. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid	Expense Ratio
	Account Value	Account Value	During the Period*	During the Period
Actual	(12/1/15)	(5/31/16)	(12/1/15 to 5/31/16)	(12/1/15 to 5/31/16)
Class A	$ 1,000.00	$ 982.90	$ 6.49	1.31%
Class I	$ 1,000.00	$ 984.30	$ 5.41	1.09%

	Beginning	Ending	Expenses Paid	Expense Ratio
Hypothetical	Account Value	Account Value	During the Period*	During the Period
(5% return before expenses)	(12/1/15)	(5/31/16)	(12/1/15 to 5/31/16)	(12/1/15 to 5/31/16)
Class A	$ 1,000.00	$ 1,018.45	$ 6.61	1.31%
Class I	$ 1,000.00	$ 1,019.55	$ 5.50	1.09%

*	Expenses Paid During the Period are equal to Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Crow Point Defined Risk Global Equity Income Fund
Additional Information (Unaudited)
May 31, 2016

FACTORS CONSIDERED BY THE TRUSTEES IN APPROVAL OF THE RENEWAL OF THE INVESTMENT ADVISORY AGREEMENT

At a Regular meeting (the “Meeting”) of the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”) held on April 26-27, 2016, the Board, including the disinterested Trustees (the “Independent Trustees”), considered the renewal of the Investment Advisory Agreement between the Trust, on behalf of the Crow Point Defined Risk Global Equity Income Fund (“Crow Point Defined Risk”) and Crow Point Partners, LLC (“Crow Point Partners”), (the “Crow Point Advisory Agreement”).

Based on their evaluation of the information provided by Crow Point Partners, in conjunction with Crow Point Defined Risk’s other service providers, the Board, by a unanimous vote (including a separate vote of the Independent Trustees), approved the renewal of the Crow Point Advisory Agreement with respect to Crow Point Defined Risk.

In advance of the Meeting, the Board requested and received materials to assist them in considering the Crow Point Advisory Agreement. The materials provided contained information with respect to the factors enumerated below, including the Crow Point Advisory Agreement, a memorandum prepared by the Trust’s outside legal counsel discussing in detail the Trustees’ fiduciary obligations and the factors they should assess in considering the continuation of the Crow Point Advisory Agreement and comparative information relating to the advisory fee and other expenses of Crow Point Defined Risk. The materials also included due diligence materials relating to Crow Point Partners (including due diligence questionnaires completed by Crow Point Partners, select financial information of Crow Point Partners, bibliographic information regarding Crow Point Defined Risk’s key management and investment advisory personnel, and comparative fee information relating to Crow Point Defined Risk) and other pertinent information. At the Meeting, the Independent Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of fund management and met with such counsel separately from fund management.

The Board then reviewed and discussed the written materials that were provided in advance of the Meeting and deliberated on the renewal of the Crow Point Advisory Agreement. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Crow Point Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Crow Point Advisory Agreement. In considering the renewal of the Crow Point Advisory Agreement, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below.

Nature, Extent and Quality of Services. The Board reviewed materials provided by Crow Point Partners related to the proposed renewal of the Crow Point Advisory Agreement, including its ADV, a description of the manner in which investment decisions are made and executed and a review of the professional personnel performing services for Crow Point Defined Risk, including the team of individuals that primarily monitors and executes the investment process. The Board discussed the extent of the research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. Additionally, the Board received satisfactory responses from the representative of Crow Point Partners with respect to a series of important questions, including: whether Crow Point Partners was involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with its management of Crow Point Defined Risk; and whether there are procedures in place to adequately allocate trades among its respective clients. The Board reviewed the description provided on the practices for monitoring compliance with Crow Point Defined Risk’s investment limitations, noting that the chief compliance officer of Crow point Partners would periodically review the portfolio managers’ performance of their duties to ensure compliance under Crow Point Partners’ compliance program. The Board then reviewed the capitalization of Crow Point Partners based on financial information provided by and representations made by Crow Point Partners and concluded that Crow Point Partners was sufficiently well-capitalized, or its control persons had the ability to make additional contributions in order to meet its obligations to Crow Point Defined Risk. The Board concluded that Crow Point Partners had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the Crow Point Advisory Agreement and that the nature, overall quality and extent of the management services to be provided by Crow Point Partners to Crow Point Defined Risk were satisfactory.

Crow Point Defined Risk Global Equity Income Fund
Additional Information (Unaudited) (Continued)
May 31, 2016

Performance. The Board discussed the reports prepared by Morningstar and reviewed the performance of the Fund as compared to its peer group, Morningstar category and benchmark for the one year and since inception periods ended March 31, 2016 noting the Fund underperformed its peer group, benchmark, and Morningstar category for each period. The Board noted Crow Point Partners’ statement that many of Crow Point Defined Risk’s peers differ from the Fund as they hedge much less aggressively than Crow Point Defined Risk, while others invest in different classes of securities than the Fund. Due to these differences, recent improvement in the Fund’s performance in the first few months of 2016 and other considerations, the Board concluded that the Fund’s past performance was acceptable.

Fees and Expenses. As to the costs of the services to be provided by Crow Point Partners, the Board discussed the comparison of advisory fees and total operating expense data and reviewed Crow Point Defined Risk’s advisory fees and overall expenses compared to its peer group and Morningstar category as presented in the Morningstar Report. The Board reviewed the contractual arrangements for Crow Point Defined Risk, which stated that Crow Point Partners had agreed to waive or limit its advisory fee and/or reimburse expenses at least until September 30, 2017, in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 1.25%, 1.00% and 1.50% of the Fund’s average net assets for Class A, Class I and Class R shares, respectively, and found such arrangements to be beneficial to shareholders. The Board concluded that, based on Crow Point Partners’ experience and expertise as well as the services to be provided by Crow Point Defined Risk, the advisory fee charged by Crow Point Partners and the expense caps were reasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to Crow Point Partners with respect to Crow Point Defined Risk based on profitability reports and analyses reviewed by the Board and the selected financial information of Crow Point Partners provided by Crow Point Partners. After review and discussion, the Board concluded that based on the services provided by Crow Point Partners and the projected growth of Crow Point Defined Risk, anticipated profits from Crow Point Partners’ relationship with the Fund were not excessive.

Economies of Scale. As to the extent to which Crow Point Defined Risk will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed the current size of the Fund, Crow Point Partners’ expectations for growth of the Fund, and concluded that any material economies of scale would not be achieved in the near term.

Conclusion. The Board relied upon the advice of counsel, and their own business judgment in determining the material factors to be considered in evaluating the Crow Point Advisory Agreement and the weight to be given to each such factor. Accordingly, having requested and received such information from Crow Point Partners as the Trustees believed to be reasonably necessary to evaluate the terms of the Crow Point Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees, determined that, with respect to the Crow Point Advisory Agreement, (a) the terms of the Crow Point Advisory Agreement are reasonable; (b) the advisory fee is reasonable; and (c) the Crow Point Advisory Agreement is in the best interests of Crow Point Defined Risk and its shareholders. In considering the renewal of the Crow Point Advisory Agreement, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that the renewal of the Crow Point Advisory Agreement was in the best interest of Crow Point Defined Risk and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Crow Point Advisory Agreement.

Crow Point Defined Risk Global Equity Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

This chart provides information about the Trustees and Officers who oversee the Fund. Officers elected by the Trustees manage the day-to-day operations of the Fund and execute policies formulated by the Trustees. The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. The address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130 unless otherwise noted.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Thomas T. Sarkany 1946	Trustee since October 2011	President, TTS Consultants, LLC since 2010 (financial services firm).	37	Director, Aquila Distributors, Trustee, Arrow ETF Trust, Trustee, Arrow Investments Trust; Trustee, Northern Lights Fund Trust IV
Anthony H. Lewis 1946	Trustee Since May 2011	Chairman and CEO of The Lewis Group USA (executive consulting firm).	32	Director, Chairman of the Compensation Committee, and Member of the Audit Committee of Torotel Inc. (Magnetics, Aerospace and Defense), Trustee, Wildermuth Endowment Strategy Fund
Keith Rhoades 1948	Trustee Since May 2011	Retired since 2008.	32	NONE
Randal D. Skalla 1962	Trustee since May 2011	President, L5 Enterprises, Inc. since 2001 (financial services company).	32	Orizon Investment Counsel (financial services company) Board Member

3/31/16-NLII-v1

Crow Point Defined Risk Global Equity Income Fund
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Brian Nielsen** 1972	Trustee Since May 2011	Secretary (since 2001) and General Counsel (from 2001 to 2014) of CLS Investments, LLC; Secretary (since 2001) and General Counsel (from 2001 to 2014) of Orion Advisor Services, LLC; Manager (from 2012 to 2015), General Counsel and Secretary (since 2003) of NorthStar Financial Services Group, LLC; CEO (since 2012), Secretary (since 2003), Manager (since 2005), President (from 2005 to 2013) and General Counsel (from 2003 to 2014) of Northern Lights Distributors, LLC; Secretary and Chief Legal Officer (since 2003) of AdvisorOne Funds; Director, Secretary and General Counsel (since 2004) of Constellation Trust Company; Manager (from 2008 to 2015), CEO (since 2015), General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Northern Lights Compliance Services, LLC; Trustee (since 2011) of Northern Lights Fund Trust II; General Counsel and Secretary (since 2011) and Assistant Secretary (from 2004 to 2011) of Blu Giant, LLC; Secretary (since 2012), Assistant Secretary (from 2003 to 2012) and General Counsel (from 2012 to 2014) of Gemini Fund Services, LLC; Manager (since 2012) of Arbor Point Advisors, LLC; Secretary and General Counsel (from 2013 to 2015) of NorthStar Holdings, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Hedge Fund Services, LLC; Secretary (since 2013) and General Counsel (from 2013 to 2014) of Gemini Alternative Funds, LLC; Secretary of NorthStar CTC Holdings, Inc. (since 2015); Assistant Secretary (from 2011 to 2013) of Northern Lights Fund Trust; and Assistant Secretary (from 2011 to 2013) of Northern Lights Variable Trust.	32	NONE
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 1969	President Since January 2013	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, LLC (2004 -2012).	N/A	N/A
James P. Ash 80 Arkay Drive. Hauppauge, NY 11788 1976	Secretary Since May 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Emile R. Molineaux 80 Arkay Drive Hauppauge, NY 11788 1962	Chief Compliance Officer and Anti Money Laundering Officer Since May 2011	General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC (2003 - 2011); CCO of Various clients of Northern Lights Compliance Services, LLC, (Secretary 2003-2011 and Senior Compliance Officer since 2011).	N/A	N/A
Erik Naviloff 80 Arkay Drive Hauppauge, NY 11788 1968	Treasurer, Since January 2013	Vice President of Gemini Fund Services, LLC (since 2012); Assistant Vice President, Gemini Fund Services, (2007 - 2012).	N/A	N/A

*	The term of office for each Trustee and Officer listed above will continue indefinitely.

**	Brian Nielsen is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, and Transfer Agent) and Northern Lights Distributors, LLC (the Fund’s Distributor), Northern Lights Compliance Services, LLC (the Fund’s Compliance provider) and Blu Giant, LLC (the Fund’s Edgar and printing service provider).

The Fund’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-855-754-7940.

5/31/16-NLII-v1

Privacy Policy

Rev. July 2015

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST II (“NLFT II”) DO WITH YOUR PERSONAL INFORMATION?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
	● Social Security number ● Employment information ● Account balances	● Account transactions ● Income ● Investment experience
When you are no longer our customer, we continue to share your information as described in this notice.
How?	All financial companies need to share a customer’s personal information to run their everyday business - to process transactions, maintain customer accounts, and report to credit bureaus. In the section below, we list the reasons financial companies can share their customer’s personal information; the reasons NLFT II chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does NLFT II share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	Yes	No
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-402-493-4603

Who we are
Who is providing this notice?	Northern Lights Fund Trust II
What we do
How does NLFT II protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

How does NLFT II collect my personal information?	We collect your personal information, for example, when you
	● open an account ● give us your income information ● provide employment information	● provide account information ● give us your contact information
We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.
Why can’t I limit all sharing?

Federal law gives you the right to limit only

●    sharing for affiliates’ everyday business purposes—information about your creditworthiness

●    affiliates from using your information to market to you

●    sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

The following companies may be considered affiliates of NLFT II:

●    CLS Investments, LLC

●    NorthStar Financial Services Group, LLC

●    NorthStar CTC Holdings, Inc.

●    NorthStar Topco, LLC

●    Blu Giant, LLC

●    Gemini Fund Services, LLC

●    Gemini Alternative Funds, LLC

●    Gemini Hedge Fund Services, LLC

●    Northern Lights Compliance Services, LLC

●    Northern Lights Distributors, LLC

●    Orion Advisor Services, LLC

●    Constellation Trust Company

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● NLFT II does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products and services to you. ● Our joint marketing partners include other financial service companies.

Proxy Voting Policy

Information regarding how the Fund votes proxies relating to portfolio securities for the 12 month period ended June 30th as well as a description of the policies and procedures that the Fund used to determine how to vote proxies is available without charge, upon request, by calling 1-855-754-7940 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Portfolio Holdings

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-855-754-7940.

Investment Adviser
Crow Point Partners, LLC
25 Recreation Park Dr., Suite 110
Hingham, MA 02043

Administrator
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Keith Rhoades is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mr. Rhoades is independent for purposes of this Item.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $13,350

2015 - $13,000

2014 - $12,500

2013 - $12,500

(b)	Audit-Related Fees

2016 – None

2015 – None

2014 – None

2013 – None

(c)	Tax Fees

2016 – $2,700

2015 – $2,600

2014 – $2,500

2013 – $2,500

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 – None

2015 – None

2014 – None

2013 – None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee
	2013	2014	2015	2016
Audit-Related Fees:	0.00%	0.00%	0.00%	0.00%
Tax Fees:	0.00%	0.00%	0.00%	0.00%
All Other Fees:	0.00%	0.00%	0.00%	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 – $2,700

2015 – $2,600

2014 – $2,500

2013 – $2,500

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. None

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust II

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer

Date 8/3/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/Kevin E. Wolf

Kevin E. Wolf, Principal Executive Officer/President

Date 8/3/16

By (Signature and Title)

/s/ Erik Naviloff

Erik Naviloff, Principal Financial Officer/Treasurer

Date 8/3/16